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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of Genitope Corporation, a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of November 7, 2003.


                                    WS CAPITAL, L.L.C.

                                    By: /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member


                                    WS CAPITAL MANAGEMENT, L.P.

                                    By: WS Capital, L.L.C., its general
                                        partner

                                    By: /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member


                                    WALKER SMITH CAPITAL MASTER FUND

                                    By: WS Capital Management, L.P., its agent
                                        and attorney-in-fact

                                    By: WS Capital, L.L.C., its general partner

                                    By: /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member


                                    WALKER SMITH INTERNATIONAL FUND, LTD.

                                    By: WS Capital Management, L.P., its agent
                                        and attorney-in-fact

                                    By: WS Capital, L.L.C., its general partner

                                    By: /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member


                                    WSV MANAGEMENT, L.L.C.

                                    By: /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member


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                                    WS VENTURES MANAGEMENT, L.P.

                                    By: WSV Management, L.L.C., its general
                                        partner

                                    By: /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member


                                    WS OPPORTUNITY MASTER FUND

                                    By: WS Ventures Management, L.P., its
                                        agent and attorney-in-fact

                                    By: WSV Management, L.L.C., its general
                                        partner

                                    By: /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member


                                    WS OPPORTUNITY FUND INTERNATIONAL, LTD.

                                    By: WS Ventures Management, L.P., its
                                        agent and attorney-in-fact

                                    By: WSV Management, L.L.C., its general
                                        partner

                                    By: /s/ Reid S. Walker
                                        ----------------------------------------
                                        Reid S. Walker, Member


                                        /s/ Reid S. Walker
                                        ----------------------------------------
                                        REID S. WALKER


                                        /s/ G. Stacy Smith
                                        ----------------------------------------
                                        G. STACY SMITH


                                        /s/ Patrick P. Walker
                                        ----------------------------------------
                                        PATRICK P. WALKER